SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 2003.


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

          Delaware                     0-16936             33-0123045
  -------------------------          ------------       ----------------
(State  or  other  jurisdic-         (Commission          (IRS  Employer
  tion  of  incorporation)           File  Number)       Identification  No.)


Pennington  Business  Park,  55 Route 31 South, Pennington, NJ       08534
---------------------------------------------------------           --------
  (Address  of  principal  executive  offices)                     (Zip  Code)


         Registrant's telephone number, including area code 609-818-0700


                                   N/A
---------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)  Previous  independent  accountants

(i) Effective January 15, 2003, WorldWater Corp. ("WorldWater" or the "Company") dismissed Alba Romeo & Co., Manila, Philippines ("Alba") as its independent accountant for auditing the Company's Philippine subsidiary. Since January 31, 2002, Alba has served as the Company's independent accountant for the purpose of auditing the operations of the Company's Philippine subsidiary included in the Company's financial statements. The decision not to retain Alba to audit the operations of the Company's Philippine subsidiary is not a reflection on Alba's capabilities or quality of service to the Company.

(ii) The reports of Alba on the Company's financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles.

(iii) The decision to change the Company's independent accountant for the operations of the Company's Philippine subsidiary was approved by WorldWater's Board of Directors.

(iv) In connection with its audits for the two most recent fiscal years and the interim period through the date of this report, there have been no disagreements with Alba on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Alba would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and the interim period through the date of this report, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(vi) WorldWater requested that Alba furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4. A copy of that letter is to be attached by amendment to this Form 8-K upon receipt. However, because of the departure of members of Alba's staff who were responsible for auditing the operations of the Company's Philippine subsidiary, it is possible that the requested letter will not be forthcoming.


(b)  New  independent  accountants

(i) Effective January 15, 2003, WorldWater engaged Amper, Politziner & Mattia ("Amper") as its new independent accountant to conduct the audits of the operations of the Company's Philippine subsidiary included in the Company's financial statements for the year ended December 31, 2002.

(ii) During the two most recent fiscal years and through the interim period prior to the selection of Amper, the Company did not consult with Amper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in
Item  304(a)(2)  of  Regulation  S-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER  CORP.

By:  /s/ QUENTIN  T.  KELLY
-------------------------------------------
Quentin  T.  Kelly  Chairman  and  CEO

Date:  June  10,  2003